UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 30, 2011

HIPSO MULTIMEDIA, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-131599

Florida	22-3914075
(State of Incorporation)	(I.R.S. Employer Identification No.)

550 Chemin du Golf, Suite 202, Ile des Soeurs	H3E 1A8
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (514) 380-5353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 15, 2011, Hipso Multimedia, Inc. issued a press release announcing the execution of an asset purchase agreement with Buildablock, Inc. and the implementation of a reverse split. The press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this report on Form 8-k or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
99.1	Press Release issued by Hipso Multimedia, Inc. dated December 15, 2011, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIPSO MULTIMEDIA, INC.

Dated: December 16, 2011

By: /s/ Rene Arbic
Rene Arbic, President